UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

LIGHTTOUCH VEIN & LASER, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

535 5th Avenue, 24th Floor

New York, NY 10017

(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(646)-863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On June 12, 2015, the sole director of LightTouch Vein & Laser, Inc., a Nevada corporation (the “Company”), approved the engagement of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and thereby ended its audit relationship with Anderson Bradshaw, PLLC (“Anderson”).

Anderson’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through June 12, 2015, there were (i) no disagreements between the Company and Anderson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Anderson’s satisfaction, would have caused Anderson to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anderson with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Anderson furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Anderson’s letter dated June 12, 2015, is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through June 12, 2015, neither the Company nor anyone acting on its behalf has consulted with KLJ regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that KLJ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of Anderson Bradshaw PLLC dated June 12, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTTOUCH VEIN & LASER, INC.

Date: June 15, 2015	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President